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Exhibit 4.1

SECOND SUPPLEMENTAL INDENTURE

        THIS SECOND SUPPLEMENTAL INDENTURE dated as of January 24, 2003 (the "Supplemental Indenture") between PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED, a Delaware corporation, as issuer (the "Company"), and WACHOVIA BANK, N.A. (formerly First Union National Bank), a banking association organized and existing under the laws of the United States, as trustee (the "Trustee").

WITNESSETH:

        WHEREAS, the Company and the Trustee are parties to the Indenture dated as of August 4, 1997 (as amended by the Supplemental Indenture dated as of January 20, 1999, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Indenture") relating to the Company's 11.75% Senior Notes due 2004 (the "Notes");

        WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the Company to enter into this Supplemental Indenture;

        WHEREAS, Section 902 of the Indenture authorizes the Company and the Trustee, in accordance with the terms thereof, to enter into this supplemental indenture with the consent of the Holders of not less than a majority in principal amount of the Notes; and

        WHEREAS, the Company has requested the Trustee and the Trustee has agreed to join in the execution of this Supplemental Indenture pursuant to Section 902 of the Indenture on the terms and subject to the conditions set forth below;

        NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Notes as follows:

ARTICLE 1
INDENTURE

        1.1.    Integral Part.    This Supplemental Indenture constitutes an integral part of the Indenture.

ARTICLE 2
AMENDMENTS TO THE INDENTURE

        2.1    Amendment to Section 301 (Titles and Terms).    Section 301 of the Indenture is hereby amended by:

          (a)  deleting all references to Sections 1010 and 1017.

        2.2    Amendment to Section 303 (Execution, Authentication, Delivery and Dating).    Section 303 of the Indenture is hereby amended by:

          (a)  deleting the words "pursuant to Article Eight" in each place they appear.

        2.3    Amendment to Section 305 (Registration, Registration of Transfer and Exchange).    Section 305 of the Indenture is hereby amended by:

          (a)  deleting all references to Sections 1010 and 1017.

        2.4    Amendment to Section 501 (Events of Default).    Section 501 of the Indenture is hereby amended by:

          (a)  deleting in its entirety Section 501(3) and substituting therefor:

      "[Intentionally Omitted]"

          (b)  deleting in its entirety Section 501(4) and substituting therefor:

      "[Intentionally Omitted]"

          (c)  deleting in its entirety Section 501(6) and substituting therefor:

      "[Intentionally Omitted]"

          (d)  deleting in its entirety Section 501(7) and substituting therefor:

      "[Intentionally Omitted]"

        2.5    Amendment to Section 801 (Company May Consolidate, Etc., Only on Certain Terms).    Section 801 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.6    Amendment to Section 802 (Successor Substituted).    Section 802 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.7    Amendment to Section 803 (Notes to Be Secured in Certain Events).    Section 803 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.8    Amendment to Section 901 (Supplemental Indentures Without Consent of Holders).    Section 901 of the Indenture is hereby amended by deleting in its entirety Section 901(6) and substituting therefor:

      "[Intentionally Omitted]"

        2.9    Amendment to Section 1005 (Payment of Taxes and Other Claims).    Section 1005 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.10    Amendment to Section 1006 (Maintenance of Properties).    Section 1006 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.11    Amendment to Section 1007 (Insurance).    Section 1007 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.12    Amendment to Section 1010 (Repurchase of Notes upon a Change of Control).    Section 1010 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.13    Amendment to Section 1011 (Limitation on Indebtedness).    Section 1011 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.14    Amendment to Section 1012 (Limitation on Restricted Payments).    Section 1012 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.15    Amendment to Section 1013 (Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries).    Section 1013 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.16    Amendment to Section 1014 (Limitation on the Issuance and Sale of Capital Stock of Restricted Subsidiaries).    Section 1014 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.17    Amendment to Section 1015 (Limitation on Transactions with Shareholders and Affiliates).    Section 1015 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.18    Amendment to Section 1016 (Limitation on Liens).    Section 1016 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.19    Amendment to Section 1017 (Limitation on Asset Sales).    Section 1017 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.20    Amendment to Section 1018 (Limitation on Issuances of Guarantees of Indebtedness by Restricted Subsidiaries).    Section 1018 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.21    Amendment to Section 1019 (Business of the Company; Restriction on Transfers of Existing Business).     Section 1019 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.22    Amendment to Section 1020 (Limitation on Investments in Unrestricted Subsidiaries).    Section 1020 of the Indenture is hereby amended to read in its entirety as follows:

      "[Intentionally Omitted]"

        2.23    Amendment to Section 1021 (Waiver of Certain Covenants).    Section 1021 of the Indenture is hereby amended by deleting the words "Section 803 or Sections 1007 through 1020, inclusive," and replacing them with the words "Section 1008 or Section 1009".

        2.24    Amendment to Section 1303 (Covenant Defeasance).    Section 1303 of the Indenture is hereby amended by deleting the words "Section 801(3) and (4) and Section 803 and in Sections 1007 through 1021" and replacing them with the words "Section 1008 or Section 1009".

ARTICLE 3
MISCELLANEOUS

        3.1    The Trustee.    The recitals contained herein shall be taken as the statements of the Company and the Trustee shall assume no responsibility for, or be liable in respect of, the correctness thereof. The Trustee makes no representation as to, and shall not be liable or responsible for, the validity or sufficiency of this Supplemental Indenture.

        3.2    Limited Effect.    Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Indenture are ratified and confirmed, and shall remain in full force.

        3.3    Counterparts; Facsimile Signatures.    This Supplemental Indenture may be executed by one or more parties hereto on any number of separate counterparts, including by facsimile, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        3.4    GOVERNING LAW.    THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
Attest:	/s/ JOHN F. DEPODESTA Name: John F. Depodesta Title: Executive Vice President	By:	/s/ NEIL L. HAZARD Name: Neil L. Hazard Title: Executive Vice President
WACHOVIA BANK, N.A. (formerly First Union National Bank)
Attest:	/s/ L. B. BEDELL Name: L. B. Bedell Title: Vice President	By:	/s/ S. A. MCMAHON Name: S. A. McMahon Title: Vice President

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SECOND SUPPLEMENTAL INDENTURE
WITNESSETH
ARTICLE 1 INDENTURE
ARTICLE 2 AMENDMENTS TO THE INDENTURE
ARTICLE 3 MISCELLANEOUS